Exhibit 99.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Refocus Group, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), I, Terence A. Walts, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 28, 2003

/s/ Terence A. Walts
Terence A. Walts
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Refocus Group, Inc. and will be retained by Refocus Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.